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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 1997
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                           The Learning Company, Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                     0-13069                  94-2562108
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  State or other jurisdiction          (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)



       One Athenaeum Street
    Cambridge, Massachusetts                                        02142
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     (Address of principal                                        (Zip Code)
       executive offices)



       Registrant's telephone number, including area code: (617) 494-1200
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Item 9.  Sales of Equity Securities Pursuant to Regulation S.
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         On April 30, 1997, The Learning Company, Inc. (the "Company") issued to
Helmut Kunkel, the Managing Director of tewi Verlag, a German subsidiary of the Company ("tewi"), 43,900 shares of the Company's common stock (the "Kunkel Shares") pursuant to an Earn-Out Agreement dated July 21, 1995 by and between the Company and Mr. Kunkel (the "Earn-Out Agreement"). The Earn-Out Agreement provides for the payment by the Company of additional consideration to Mr.
Kunkel for the 1995 purchase of tewi based on the operating results of tewi. Under the Earn-Out Agreement, such additional payment could be paid in common stock of the Company based upon the market price of the common stock and currency exchange rate at a time specified in the Earn-Out Agreement. The
Company has relied upon the exemption from registration under Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"). The basis for this exemption is the representation by Mr. Kunkel that he is not a "U.S. Person" within the meaning of Regulation S and that the Kunkel Shares would not be offered or sold in the United States or to a U.S. Person absent registration or an applicable exemption from the registration requirement.

         On May 1, 1997, the Company issued an aggregate of 66,538 shares of the Company's common stock (the "Domus Shares") to the three former stockholders (the "Domus Stockholders") of Domus Software B.V. ("Domus"), a Dutch subsidiary of the Company, pursuant to a Stock Purchase Agreement dated September 20, 1996 among the Domus Stockholders and the Company (the "Purchase Agreement"). The Purchase Agreement provides for the payment by the Company of additional consideration to the Domus Stockholders for the 1996 purchase of Domus based upon the operating results of Domus. Under the Purchase Agreement, such additional payment could be paid in common stock of the Company based upon the market price of the common stock and currency exchange rate at a time specified in the Purchase Agreement. The Company has relied upon the exemption from registration under Regulation S. The basis for this exemption is the representation by the Domus Stockholders that they are not "U.S. Persons" within the meaning of Regulation S and that the Domus Shares would not be offered or sold in the United States or to a U.S. Person absent registration or an applicable exemption from the registration requirement.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         THE LEARNING COMPANY, INC.



                                         By  /s/ Neal S. Winneg
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                                             Neal S. Winneg
                                             Vice President and General Counsel


Date:    May 12, 1997